SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _________)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting material under Rule 14a-12.

Unified Series Trust

(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

DREMAN FUNDS

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

December 3, 2007

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund (collectively, the “Funds”).

The meeting is scheduled to be held at 10:00 a.m. Eastern Time on January 11, 2008, at the office of Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208. Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval for the following:

(i) A proposed change of domicile of the Funds. Each Fund is currently organized as a series of Unified Series Trust, an investment company organized as an Ohio business trust. After completion of the proposed tax-free reorganization, each Fund would be a series of the Dreman Contrarian Funds, an investment company newly organized as a Delaware business trust.

(ii) Approval and ratification of the existing trustees of the Dreman Contrarian Funds, who will serve as your trustees following the reorganization.

(iii) Ratification of Cohen Fund Audit Services Ltd. as the Funds’ independent registered public accountants.

We think that the proposed reorganization offers the opportunity for increased asset growth that will benefit the shareholders of each Fund. The Board of Trustees has unanimously recommended that shareholders of each Fund vote “FOR” the tax-free reorganization.

Should you have any questions, please feel free to call us at 1-800-247-1014. We will be happy to answer any questions you may have.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Sincerely,

/s/ John C. Swhear

John C. Swhear

Senior Vice President

Unified Series Trust

DREMAN FUNDS

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 11, 2008

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To the Shareholders:

A special meeting of the shareholders of Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Quantitative Large Cap Value Fund, Dreman Quantitative Mid Cap Value Fund and Dreman Quantitative Small Cap Value Fund (collectively, the “Funds”) will be held at the office of Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208 on January 11, 2008 at 10:00 a.m., Eastern Time, for the following purposes:

(1)        To approve a proposed change of domicile of the Funds. Each Fund is currently organized as a series of Unified Series Trust, an investment company organized as an Ohio business trust. After completion of the proposed tax-free reorganization, the Funds would each be a series of the Dreman Contrarian Funds, an investment company newly organized as a Delaware business trust.

(2)        To approve and ratify the existing trustees of the Dreman Contrarian Funds, who will serve as your trustees following the reorganization.

(3)        To ratify Cohen Fund Audit Services Ltd. as the Funds’ independent registered public accountants.

(4)        To consider and act upon any other business that may properly come before the meeting and any adjournments thereof.

You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on November 12, 2007.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

If you have any questions, please call 1-800-247-1014.

Sincerely,

/s/ John C. Swhear

John C. Swhear

Senior Vice President

Unified Series Trust

THE DREMAN FUNDS,

Each A Series Of

Unified Series Trust

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PROXY STATEMENT

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MEETING OF SHAREHOLDERS

This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of proxies to be used at a meeting of the shareholders of Dreman Contrarian Large Cap Value, Mid Cap Value and Small Cap Value Funds (the “Contrarian Funds”), and the Dreman Quantitative Large Cap Value, Mid Cap Value and Small Cap Value Funds (the “Quantitative Funds,” and collectively with the Contrarian Funds, the “Funds,” and each individually, a “Fund”) at the office of Unified Fund Services, Inc., 2960 N. Meridian Street,  Ste. 300, Indianapolis, IN 46208 on January 11, 2008 at 10:00 a.m., Eastern Time, adjournment of the meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”). The primary purpose of the meeting is for shareholders of the Funds to consider and approve the following proposals:

(1)        To approve a proposed change of domicile of the Funds to be effected in accordance with the Agreement and Plan of Reorganization attached as Exhibit A to this Proxy Statement, pursuant to which the Funds would reorganize into separate series of Dreman Contrarian Funds, an investment company newly organized as a Delaware business trust (the “Dreman Trust”).

(2)        To approve and ratify the existing trustees of the Dreman Contrarian Funds, who will serve as your trustees following the reorganization.

(3)        To ratify Cohen Fund Audit Services Ltd. as the Funds’ independent registered public accountants.

(4)        To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about December 3, 2007.

SUMMARY OF PROPOSALS

Below is brief summary of each proposal, and how each will affect the Funds. We urge you to read the full text of the Proxy Statement.

Proposal 1 - Reorganization

You are being asked to consider an Agreement and Plan of Reorganization, which includes: (a) the transfer by each Fund of all assets to an identically-named series of the Dreman Trust (each, a “New Fund” and collectively, the “New Funds”), in exchange for shares of the such New Fund and the assumption by the New Fund of liabilities of its transferring Fund, and (b) the distribution of the New Fund’s shares to shareholders of each Fund (the “Reorganization”). A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Reorganization Plan”).

The Reorganization will not change the name, investment objective or principal investment strategy of the Funds, their fiscal year, or the independent public accountants to the Funds. The Funds’ investment adviser and portfolio managers, distributor, administrator, fund accounting agent, transfer agent and independent registered public accountants are expected to remain the same (see “PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” below). Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of identically-named Fund shares owned by the shareholder immediately prior to the Reorganization. Each New Fund will offer the same shareholder services as its corresponding Fund. Approval of the Proposal also will be deemed as authorization for an officer of the Trust, on behalf of each Fund as the sole initial shareholder of its corresponding New Fund, to approve actions and agreements to assure the continuity of services for the New Funds, including an agreement with the present adviser to the Funds.

Following the Reorganization, as series of the Dreman Trust, the New Funds will no longer be subject to the provisions of Ohio law but, rather, will be governed by the laws of the State of Delaware. In addition, the New Funds also will have a different slate of trustees who will be responsible for overseeing their operations, including a new chairman of the board of trustees. For more information about the anticipated benefits of the Reorganization, see “PROPOSAL 1 – REORGANIZATION: Reasons For The Proposed Reorganization” below.

The Board recommends a vote “FOR” Proposal 1.

Proposal 2 – Approval and Ratification of Dreman Trustees

You are also being asked to approve and ratify the current trustees serving on the board of trustees of the Dreman Trust (the “Dreman Board”), who will serve as your representatives with respect to the New Funds and, as fiduciaries, will have an obligation to serve in the shareholders’ best interests. As part of its duties, the Dreman Board will review each New Fund’s performance, oversee Fund activities and review contractual arrangements with the various service providers to the New Funds.

Information relating to the current trustees of the Dreman Trust (the “Dreman Trustees”) is presented below under “PROPOSAL 2 – APPROVAL AND RATIFICATION OF DREMAN TRUSTEES”.

Proposal 3– Ratification of Independent Registered Public Accounting Firm

You are also being asked to ratify the Board’s selection of Cohen Fund Audit Services, Ltd. as the Funds’ independent public registered accounting firm. If Cohen Fund Audit Services, Ltd is ratified by the shareholders, the Dreman Board is also expected to approve the firm to continue serving as such following the Reorganization. Additional information about the independent public registered accounting firm is presented under Proposal 3 below.

VOTING INFORMATION

Shareholders of record of the Funds at the close of business on November 12, 2007 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were issued and outstanding the following number of shares for each Fund:

Dreman Contrarian Large Cap Value Fund – 651,862.500 shares

Dreman Contrarian Mid Cap Value Fund – 190,027.029 shares

Dreman Contrarian Small Cap Value Fund – 2,230,087.334 shares

Dreman Quantitative Large Cap Value Fund – 72,455.097 shares

Dreman Quantitative Mid Cap Value Fund – 50,000.000 shares

Dreman Quantitative Small Cap Value Fund – 50,000.000 shares

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Fund will vote separately on each proposal. The presence at the meeting of holders of a majority of the outstanding shares of each Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for that Fund. A quorum being present, each Fund will adopt

(i)      Proposal 1 if a majority of the shares of each Fund, voting separately, vote to approve Proposal 1. For purposes of the proposal, majority means the lesser of: (a) 67% or more of the voting securities of that Fund present at the meeting, if 50% or more of the outstanding voting securities of such Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Fund.

(ii)        Proposals 2 and 3 if a majority of shares of the Funds voting at the meeting, voting collectively, approve Proposals 2 and 3.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will not be counted as either a vote “FOR” or “AGAINST” a proposal (i.e., will be disregarded for purposes of obtaining the requisite vote for approval of any proposal).

If, with respect to any Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to such Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR such proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

In order to assure an orderly Reorganization of the business of the Funds, the Board of Trustees of the Funds has determined that shareholders of a Fund must approve both Proposal 1 and the shareholders of all of the Funds (voting collectively) must approve and ratify the current Dreman Trustees in order for the Reorganization to proceed with respect to that Fund. If a majority of the shareholders of any one Fund, voting separately, do not approve Proposal 1 and the shareholders of the Funds, voting collectively, do not approve the Dreman Trustees under Proposal 2, then that particular Fund will be excluded from the Reorganization (that is, the Fund will remain a series of the Trust). However, all other Funds that obtain the requisite vote with respect to Proposals 1 and 2 will be included in the Reorganization and will become series of the Dreman Trust. The Reorganization will proceed whether or not shareholders approve Proposal 3. In the event that shareholders fail to ratify the Funds’ current independent public accounting firm, the Dreman Board will, following the Reorganization, select a new independent public accounting firm for the New Funds.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to any proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

-	delivering written notice of the proxy’s revocation to the Secretary of the Trust at the above address on cover page prior to the meeting;

-	submitting a properly-executed proxy bearing a later date, but prior to the meeting;

-	submitting a subsequent telephone vote; or

-	attending and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. The Adviser is paying for the costs of this proposed reorganization, and is paying for the expense of preparing, printing, and mailing of this proxy statement, the enclosed proxy card, and other expenses relating to the shareholder meeting. The Adviser has engaged Altman Group to assist in proxy solicitation at a cost to the Adviser of approximately $5,618. Employees of the Adviser and of Unified Financial Securities, Inc. or Unified Fund Services, Inc., service providers for the Funds, may make additional solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so. We will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

The most recent annual report of the Contrarian Funds, including financial statements, for the fiscal year ended October 31, 2006, as well as the semi-annual report for each of the Contrarian Funds and Quantitative Funds for the semi-annual period ended April 30, 2007, have been mailed previously to the shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Funds at the address set forth on the first page of this proxy statement or by calling 1-800-247-1014, and they will be sent to you within three business days by first class mail.

PROPOSAL 1 - REORGANIZATION

At a meeting of the Trustees of the Trust held on August 20, 2007, the Trustees, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of each Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

Reasons For The Proposed Reorganization

The Adviser requested that the Board consider the Reorganization. The Adviser represented to the Board that New Funds will have greater opportunity for asset growth and may have opportunity to attract substantial investments in a stand alone trust under the “Dreman” name. The Adviser also represented that the Funds’ shareholders would not be required to pay for the Reorganization because the Adviser would bear all costs of the Reorganization. Finally, the Adviser assured the Board that the Reorganization would not result in any changes to the Funds’ investment objectives or strategies, or in the portfolio management team. The Board of Trustees of the Trust, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by the Adviser. In approving the Reorganization, the Trustees of the Trust determined that the proposed reorganization would be in the best interests of each Fund, and that the interests of each Fund’s shareholders would not be diluted as a result of effecting the Reorganization. Summarized below are the key factors considered by the Trustees:

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The Trustees considered the investment objectives, policies and restrictions, as well as the principal strategies, risks and portfolio management arrangements for each New Fund, and compared the same to those of the identically-named Fund. The Trustees concluded that the investment objectives, policies and restrictions for the New Funds are identical to those of the Funds, and that New Funds would be managed by the same portfolio managers and in accordance with the same investment strategies and techniques utilized in the managing the Funds immediately prior to the Reorganization.

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The Trustees considered the reasons set forth by the Adviser in requesting the Reorganization. The Trustees noted that a larger pool of assets should result in operational economies of scale and investment management efficiencies, which can help to minimize shareholder expenses. The Trustees also noted the report from the Funds’ Administrator that some expenses, such as trustees’ fees, may in fact be lower immediately following the Reorganization.

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The Trustees also considered the Trust’s objective, which is to help start-up and grow mutual funds until they are able to stand alone. The Trustees noted that the Funds have grown since commencement of investment operations, and that the Reorganization proves that this model can be successful.

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The Trustees then considered the cost and tax consequences of the Reorganization. The Trustees noted that the Adviser (not the Funds) will bear the costs of the Reorganization; and that the Trust will receive an opinion of legal counsel that the Reorganization is tax-exempt for shareholders.

The Board is submitting to the shareholders of each Fund a proposal to approve the Reorganization Plan for that Fund. If shareholders of your Fund approve this proposal and the shareholders of the Funds collectively approve the current trustees of the Dreman Trust, the Trustees and officers of the Trust will execute and implement the Reorganization Plan for your Fund. If approved, the Reorganization is expected to take effect on or about January 11, 2008 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.

Summary of The Reorganization Plan and Agreement

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety. All information regarding the Dreman Trust, its operations and the various agreements between the Dreman Trust and its several service providers have been supplied by the Adviser, and neither the current Trust nor any of its Trustees or officers have independently verified the accuracy of such information.

General Plan Of Reorganization. The Reorganization Plan consists of several steps that will occur on the Closing Date after shareholder approval. First, each Fund will transfer all of its assets to a corresponding New Fund of the Dreman Trust in exchange solely for all of the shares of the corresponding New Fund and an assumption by such New Fund of all of the liabilities of the corresponding Fund. Second, on behalf of the Funds (as the sole initial shareholder of the shares of the New Funds in the Dreman Trust), an officer of the Trust will execute a consent approving or ratifying a number of organizational matters with respect to each New Fund, including approval of a new investment advisory agreement between the Adviser and the corresponding New Fund in the Dreman Trust. Immediately thereafter, each Fund will liquidate and distribute the shares received from the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each such account the shares due to the shareholder in the Reorganization. Every shareholder will own the same number of shares of the corresponding New Fund as the number of Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 shares of the Dreman Contrarian Large Cap Value immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 shares of the corresponding New Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Closing Date. We currently anticipate that the closing will occur on or about January 11, 2008.

Other Provisions. The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and Dreman Trust. The significant conditions which may not be waived include: (a) the receipt by the Trust and the Dreman Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Reorganization Plan by shareholders of each Fund. The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Funds, by the Board of Trustees of the Trust. In addition, the Reorganization Plan may be amended by the Board of Trustees of the Trust. However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the shareholders meeting, in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds.

Elections, Approvals And Ratifications

The Investment Company Act of 1940, as amended (“1940 Act”) generally requires that shareholders of a mutual fund elect the fund’s trustees, approve the fund’s investment advisory agreements and any distribution plans administered pursuant to Rule 12b-1 under the 1940 Act, as well as ratify the trustees’ selection of an independent accountant for the fund. Those requirements apply to all new mutual funds, including the New Funds. If shareholders of a Fund approve the proposed Reorganization, they will also be deemed to have authorized an officer of the Trust, on behalf of the Fund as initial shareholder of the New Funds, to approve the continuation of agreements with all of the Fund’s current service providers, including the Adviser, and the adoption and continuation of that New Fund’s distribution plan administered pursuant to Rule 12b-1 under the 1940 Act. In Proposal 2 below, shareholders are being asked to approve and ratify the current Dreman Trustees. To the extent the shareholders ratify the selection of Cohen Fund Audit Services, Ltd, shareholders will also be deemed to have approved the same to serve as the independent registered public accountants for the New Funds following the reorganization. In general, there will be no substantive changes in those areas noted above between the Funds to the New Funds, except that the New Funds will have a new set of trustees and officers.

COMPARISON OF THE FUNDS AND THE NEW FUNDS

Investment Objectives, Limitations and Restrictions; Principal Investment Strategies and Risks

Investment Objectives. The investment objectives for each New Fund will be identical to those of its identically named Fund. For example, the investment objectives of Funds and the New Funds are as follows.

Name of Fund and New Fund	Investment Objective
Dreman Contrarian Large Cap Value Fund	Total return

Name of Fund and New Fund	Investment Objective
Dreman Contrarian Mid Cap Value Fund	Long-term capital appreciation

Name of Fund and New Fund	Investment Objective
Dreman Contrarian Small Cap Value Fund	Long-term capital appreciation

Name of Fund and New Fund	Investment Objective
Dreman Quantitative Large Cap Value Fund	Total return, comprised of both capital appreciation and income

Name of Fund and New Fund	Investment Objective
Dreman Quantitative Mid Cap Value Fund	Long-term capital appreciation

Name of Fund and New Fund	Investment Objective
Dreman Quantitative Small Cap Value Fund	Long-term capital appreciation

Principal Strategies. The principal strategies for each New Fund will be identical to those of its identically named Fund.

Investment Limitations. Except with respect to investments in illiquid securities, each Fund’s investment limitations will be identical to those of the corresponding New Fund.

Illiquid Investments. The Funds currently are prohibited from purchasing any securities for which there are legal or contractual restrictions on resale or other illiquid securities. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

In contrast, the New Funds will have the ability to invest up to 15% of their net assets in illiquid and/or restricted securities. Such investments in illiquid securities will subject the New Funds to additional risks. For example, if a New Fund purchases illiquid securities, it may incur registration expenses and other transaction costs that are higher than those for transactions in liquid securities. A New Fund may experience significant delays in disposing of illiquid securities due to the absence of a readily available market. Illiquid securities typically also require more frequent pricing at fair value because market quotations generally are not readily available. There is no assurance that a New Fund will realize fair valuation upon the sale of such a security.

For detailed information about the Funds’ principal investment strategies and risks, as well as each of their investment limitations and restrictions, see the Funds’ Prospectuses and Statements of Additional Information.

Fees and Expenses

The Reorganization is not expected to result overall in an increase in shareholder fees and expenses. Certain expenses, such as trustee and officer expenses, are expected to decline. As described below, the Adviser has agreed to continue its expense limitation agreements with respect to the New Funds through October 31, 2009. More detailed information about the annual fund operating expenses for the Contrarian Fund and the Quantitative Funds is set forth in the Funds’ Prospectuses.

Adviser

Dreman Value Management, LLC, the Funds’ Adviser, is expected to continue as investment adviser to the New Funds. If your Fund approves Proposal 1 with respect to the Reorganization, your Fund will be deemed to have authorized an officer of the Trust to execute, on behalf of your Fund, a consent approving an advisory agreement pursuant to which the Adviser will continue to serve as the New Fund’s adviser following the Reorganization. For additional information about the Adviser and the services provided to the Funds, se the section headed “Information Concerning the Investment Adviser” below.

Performance Information

The Reorganization will not result in a disruption of the Funds’ performance information or the manner in which such performance information is calculated. Because the Funds’ Adviser and portfolio managers will continue to manage the New Funds following the Reorganization, each New Fund will assume the performance of the corresponding Fund, as permitted by applicable federal laws and regulations, and will calculate its performance beginning as of the date that the corresponding Fund commenced investment operations.

Independent Accountants

Cohen Fund Audit Services, Ltd. (“Cohen”), located at 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, currently serves as each Fund’s independent accountant. In Proposal 3 below, you are being asked to ratify Cohen as the Funds’ independent public accountant. If ratified, Cohen will continue in the same capacity for the New Funds following the Reorganization. If the shareholders of the Trust do not ratify the appointment of Cohen, then, following the Reorganization, the Dreman Board will have to consider and implement new arrangements to audit the books and records of the New Funds.

Distributor

Unified Financial Securities, Inc., which serves as the Funds’ distributor (the “Distributor”), will continue to serve in the same capacity for the New Funds following the Reorganization. The Distributor is located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

Administrator, Fund Accounting and Transfer Agency Services

Unified Fund Services, Inc., the Funds’ administrator, fund accountant, transfer agent and dividend disbursing agent (“Unified”), will continue to serve in the same capacity to the New Funds following the Reorganization. Unified is located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.

Custodian

Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215, is custodian of the Funds’ investments (the “Custodian”). The Custodian will continue to serve in the same capacity for the New Funds. The Custodian acts as the Funds’ depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. The Custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified and the Distributor. Unified and the Distributor each operates as a wholly-owned subsidiary of Huntington.

Fiscal Year

Each of the Funds currently operates on a fiscal year ending October 31st. Following the Reorganization, the New Funds will also operate on a fiscal year ending October 31.

Continuation of Shareholder Accounts and Plans

Unified Fund Services, Inc., as the Trust’s and Dreman Trust’s transfer agent, will establish accounts for all current Fund shareholders with the New Funds. These accounts will be identical in all material respects to the accounts currently maintained by the Fund on behalf of its shareholders. In accordance with the terms and provisions of the Reorganization Plan, each of these accounts will contain the same number of New Fund shares as the account held by that shareholder immediately prior to the Reorganization.

Shareholder Services

The New Funds will offer the same shareholder services as the Funds, including telephone exchanges, and telephone redemptions. For example, following the Reorganization, shareholders may exchange shares of one New Fund with shares for another New Fund. As with the Funds, exchange privileges may not be available for all New Funds and may continue to be limited to a specified holding period or may be changed or eliminated.

Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Dividends and Distributions

Each New Fund will have the same dividend and distribution policy as its corresponding Fund. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the appropriate New Fund following the Reorganization. Shareholders who currently have capital gains reinvested in a Fund will continue to have capital gains reinvested in the appropriate New Fund.

Certain Comparative Information about The Trust and The Dreman Trust

The following is a summary of certain differences between the Trust’s Agreement and Declaration of Trust and By-Laws adopted by the Trust versus those adopted by Dreman Trust. This summary is not a complete list of the differences. Shareholders should refer to the provisions of these documents and to state law directly for a more thorough comparison. Copies of each of these documents are available to shareholders without charge upon written request.

General. The Trust was organized as an Ohio business trust pursuant to an Agreement and Declaration of Trust (the “Ohio Trust Instrument”) filed with the State of Ohio on October 17, 2002. As an Ohio business trust, the Trust’s operations are currently governed by its Ohio Trust Agreement, as well as by applicable federal and Ohio law. The Dreman Trust was organized as a Delaware statutory trust on July 31, 2007. As a Delaware business trust, the Dreman Trust’s operations are governed by its Agreement and Declaration of Trust (the “Delaware Trust Instrument”), By-Laws and applicable federal and Delaware law.

Under the Delaware Trust Instrument and By-Laws, the Dreman Trustees will have more flexibility than is currently permitted for the Trustees of the Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. For examples of such increased flexibility and/or broader power to act, see “Powers of the Trustees” below. This increased flexibility may allow the Dreman Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Dreman Trust to operate in a more efficient and economical manner. The Dreman Trustees’ existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

Term of Trustees. The term of office of a trustee of both the Trust and the Dreman Trust is unlimited in duration unless the trustees themselves adopt a limited term. A person serving as trustee under the Ohio Trust Instrument continues to serve as such until the person dies, resigns, retires or is removed from office. A person serving as a trustee also will continue as such under the Delaware Trust Instrument until the person dies, resigns, retires, is removed, or becomes physically or mentally incapacitated or otherwise unable to serve. Under both the Ohio Trust Instrument and the Delaware Trust Instrument, a trustee may be removed by written instrument signed by at least two-thirds of the number of trustees, or at a meeting of shareholders of the applicable trust by a vote of shareholders owning at least two-thirds of the outstanding shares of all portfolios. Furthermore, the Ohio Trust Instrument allows for removal of a trustee by declaration in writing of two-thirds of the shares then outstanding, if filed with the Trust’s custodian. There is no similar provision with respect to the Dreman Trust.

Limitation of Liability of Trustees and Officers. A trustee or officer of either the Trust or the Dreman Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under both Trusts, trustees and officers may be indemnified by the applicable Trust for the expenses of litigation against them unless it is determined that the trustee’s conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Trustee Ex Officio. The Delaware Trust Instrument contains a provision for a Trustee Ex Officio; there is no similar provision in the Ohio Trust Instrument.

The Trustee Ex Officio receives notice of each meeting of the Dreman Trustees, has the right to attend and participate in the deliberations of the Dreman Trustees, and has the same rights and privileges as each other Dreman Trustee. Except as provided below, the Trustee Ex Officio is not included in any calculation of the presence of a quorum of the Dreman Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Dreman Trust as conducted by the Dreman Trustees, and shall be an “interested person” of the Dreman Trust under the 1940 Act.

At any time when there is only one Dreman Trustee serving on the Board of Trustees who is an affiliated person of the Adviser, if such affiliated Dreman Trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, the Trustee Ex Officio (if an affiliated person of the Adviser) or the most senior of such affiliated Trustees Ex Officio will become a Dreman Trustee with full voting rights until such time as: (i) the original affiliated Dreman Trustee reassumes his or her duties, or (ii) a successor is elected or appointed as provided in the Delaware Trust Agreement. If acting as acting Dreman Trustee under this provision, the Trustee Ex Officio may not hold such position for longer than four consecutive months.

Shareholder Meetings. Neither the Dreman Trust nor the Trust is required to hold annual shareholder meetings. Under the Ohio Trust Instrument, a majority of shares entitled to vote is deemed a quorum for the purpose of transacting business at a shareholder meeting. The Delaware Trust Instrument requires one-third of the shares for quorum.

Legal Proceedings. The Delaware Trust Instrument limits those who may bring derivative actions, suits or other proceedings on behalf of or with respect to any particular New Fund (or class of such New Fund) to trustees who are not a shareholder of that New Fund or its relevant class. Furthermore, shareholders of a New Fund may not maintain a derivative action with respect to such New Fund or applicable class unless holders of at least ten percent of the outstanding shares of such New Fund or particular class join in the bringing of the action. The Ohio Trust Instrument does not contain a similar limitation with respect to the Trust.

Portfolio Trustees. The Delaware Trust Instrument allows the Dreman Trustees to appoint separate trustees to oversee particular series of the Dreman Trust. The Ohio instrument does not specifically contain this power.

Powers of the Trustees. Under the Delaware Trust Instrument, the Dreman Trustees have the power to cause shareholders to directly pay charges of the Dreman Trust’s custodian or transfer, shareholder or similar agent, by deducting such charges from each shareholder pro rata portion of declared but unpaid dividends, and/or by reducing the number of shares held in the account of such shareholder. For example, this authority would allow the Trust to provide for the payment of annual fees to a custodian by a shareholder establishing a retirement account. Trustees under the Ohio Trust Instrument do not have similar powers.

EXPENSES OF THE REORGANIZATION

The Adviser, Dreman Value Management, contractually has agreed to bear all expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $5,618.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequences of the Reorganization by a Fund (except to the extent that such assets consist of contracts described in section 1256 of the Code), nor will a gain or loss will be recognized by the shareholders of a Fund as a result of the Fund's distribution of its corresponding New Fund shares to such shareholders in exchange for such shareholder's Fund shares. In addition, a shareholder's tax basis for shares held in a Fund will carryover to the shares of the corresponding New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carryover to the corresponding New Fund shares received in the Reorganization. As a condition to the Closing Date, each of the Trust and Dreman Trust shall have received a legal opinion from Greenberg Traurig, LLP to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by the Trust and the Dreman Trust and certifications received from the Trust and the Dreman Trust on behalf of each of the Funds and the New Funds.

Immediately prior to the Closing Date, each Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT

TRUSTEES, UNANIMOUSLY RECOMMENDS

THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 1 – APPROVAL OF REORGANIZATION.

INFORMATION CONCERNING THE INVESTMENT ADVISER

Dreman Value Management, LLC, located at 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611, serves as Adviser to each Fund under an investment advisory agreement with the Trust on behalf of such Fund. The Dreman Contrarian Large Cap Value Fund commenced investment operations on November 4, 2003; the Dreman Contrarian Mid Cap and Small Cap Value Funds commenced investment operations on December 31, 2003. Each of the Contrarian Funds’ investment advisory agreement is dated September 7, 2003. The Quantitative Funds commenced investment operations on April 3, 2007 and each of their investment advisory agreements was effective as of the same date.

Each Fund pays the Adviser fees for its services. The fees are computed daily and paid monthly, and are calculated as a percentage of the particular Fund’s average daily net assets at the annual rates set forth below. In addition, the Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, to the extent necessary to maintain each Fund’s net operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of underlying funds that each Fund may acquire), at rates set forth below:

Name of Fund	Management Fee	Expense Limitation

Dreman Contrarian Large Cap Fund	0.75%	1.30%
Dreman Contrarian Mid Cap Fund	0.85%	1.40%
Dreman Contrarian Small Cap Fund	0.95%
Retail Class:		1.50%
Institutional Class:		1.25%

Dreman Quantitative Large Cap Fund	0.75%	1.55%
Dreman Quantitative Mid Cap Fund	0.85%	1.65%
Dreman Quantitative Small Cap Fund	0.95%	1.75%

The Adviser’s expense limitation agreement with respect to the Contrarian Funds expires on February 28, 2008, while that for the Quantitative Funds expires on October 31, 2009. As set forth below, the Adviser has agreed to maintain these expense limitations for the New Funds and, additionally, will extend the Contrarian Funds’ expense limitation agreement to October 31, 2009.

For the fiscal year ended October 31, 2007, the Funds paid the Adviser management fees in the following amounts:

Fund	Advisory Fees Accrued	Total Fees Waived by Advisor	Net Advisory Fees Paid
Dreman Contrarian Large Cap Fund	$68,475	$84,274	$(15,799)
Dreman Contrarian Mid Cap Fund	$19,367	$108,890	$(89,523)
Dreman Contrarian Small Cap Fund:
Retail Class	$315,611	$5,868	$309,743
Institutional Class	$411	$78	$333
Dreman Quantitative Large Cap Fund	$2,901	$77,164	$(74,263)
Dreman Quantitative Mid Cap Fund	$2,492	$80,050	$(77,558)
Dreman Quantitative Small Cap Fund	$2,682	$80,025	$(77,343)

Each Fund’s investment advisory agreement provides that it will continue in effect, unless sooner terminated, for two years from its initial effective date and, thereafter, shall continue for additional one (1) year periods only if such continuance is approved at least annually by the Trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose, or by vote of a majority of the outstanding shares of the applicable Fund. Each investment advisory agreement for the Quantitative Funds and Contrarian Funds provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Other Fees Paid by Funds to Adviser. Each Fund has adopted a plan under Rule 12b-1 of the 1940 Act (each, a “12b-1 Plan”) pursuant to which the Fund compensates the Adviser and/or any registered securities dealer, financial institutions or any other person for providing personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. Amounts payable by each Fund pursuant to the 12b-1 Plan during any one fiscal year are limited to 0.25% of the average daily net assets of the Fund. For the fiscal year ending October 31, 2007, the Adviser voluntarily waived the 12b-1 fees due from the Funds as compensation for its shareholder services. This waiver is voluntary and may be discontinued at any time.

Board Consideration of Advisory Agreements

Prior to commencing investment operations, each Fund’s investment advisory was approved by the Board and the Fund’s sole initial shareholder.

Contrarian Funds. The Contrarian Funds’ investment advisory agreements were last considered by the Board at a meeting held on May 21, 2007.

(i)        Contrarian Large Cap Fund. In considering the agreement from the Dreman Contrarian Large Cap Fund, the Board primarily considered that: (1) the one-year and three-year returns for the Fund as of March 31, 2007 exceeded the returns of the S&P 500 Index during the same periods; and, although the Fund’s one-year return lagged the average return for other large-cap value equity funds, the Fund’s three-year return exceeded that of its peer group; (2) the Fund’s total expense ratio was lower than the average ratio of other large-cap value equity funds, after fee waivers and reimbursements by the Adviser; (3) the Adviser had agreed to continue waiving its fees/reimbursing operating expenses of the Fund for an additional year; (4) up until then, the Adviser had not realised any profits from managing the Fund and, as a result, it was not necessary to discuss economies of scale; and (5) the Adviser engages in soft dollar arrangements pursuant to which the Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit the Adviser in providing investment advice to the Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the investment advisory agreement between the Trust and the Adviser is in the best interests of the Dreman Contrarian Large Cap Value Fund and its shareholders.

(ii)       Contrarian Mid Cap Fund: In considering the agreement on behalf of the Dreman Contrarian Mid Cap Fund, the Board primarily considered that: (1) the one-year and three-year returns for the Fund as of March 31, 2007 exceeded the returns of the S&P MidCap 400 Index and the average returns for other mid-cap value equity funds for the same period; (2) the Fund’s total expense ratio was lower than the average ratio of other mid-cap value equity funds, after fee waivers and reimbursements by the Adviser; (3) the Adviser had agreed to continue waiving its fees/reimbursing operating expenses of the Fund for an additional year; (4) up until then, the Adviser had not realised any profits from managing the Fund and, as a result, it was not necessary; and (5) the Adviser engages in soft dollar arrangements pursuant to which the Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit the Adviser in providing investment advice to the Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the investment advisory agreement between the Trust and the Adviser is in the best interests of the Dreman Contrarian Mid Cap Value Fund and its shareholders.

(iii)      Contrarian Small Cap Fund: In considering the agreement on behalf of the Dreman Contrarian Small Cap Fund, the Board primarily considered that: (1) the one-year and three-year returns for the Fund as of March 31, 2007 exceeded the returns of the Russell 2000 Value Index and the average returns for other small-cap value equity funds for the same period; (2) the Fund’s total expense ratio was lower than the average ratio of other small-cap value equity funds, after fee waivers and reimbursements by the Adviser; (3) the Adviser had agreed to continue waiving its fees/reimbursing operating expenses of the Fund for an additional year; (4) the investment advisory agreement only yielded a small profit to the Adviser and, as a result, it was not necessary to discuss economies of scale; and (5) the Adviser engages in soft dollar arrangements pursuant to which the Fund’s brokerage transactions are directed to a broker-dealer in exchange for research services that benefit the Adviser in providing investment advice to the Fund. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the investment advisory agreement between the Trust and the Adviser is in the best interests of the Dreman Contrarian Small Cap Fund and its shareholders.

Quantitative Funds. The investment advisory agreement for each Quantitative Fund was initially approved by the Board at a meeting held on February 12, 2007. In considering whether to approve the investment advisory agreements between the Trust and the Adviser, the Trustees considered the following factors: (i) the Board had experience with the Adviser and the high quality of its management services to the Contrarian Funds since 2003; (ii) the Adviser had substantial experience in serving as adviser or sub-adviser to approximately 20 mutual funds; (iii) the Adviser contractually had agreed to waive its management fee and/or reimburse certain operating expenses through October 31, 2009; (iv) the Adviser would have the ability to direct the Funds’ brokerage to broker-dealers who provide research services that assist Dreman in managing the Funds’ portfolios; (v) because the Funds started with no assets, it was not necessary to discuss economies of scale at this time; and (vi) Dreman’s then-current financial statements indicated that it had sufficient revenues to meet its obligation to cap the Funds’ expenses under the expense cap agreement, even if the investment advisory agreements are not profitable in the first two years. Having considered these factors and additional information provided to the Board in advance of the meeting, the Board of Trustees determined that the agreements were fair and in the best interests of the Dreman Quantitative Large Cap Fund, Dreman Quantitative Mid Cap Fund and Dreman Quantitative Small Cap Fund and their shareholders and unanimously approved the appointment of Dreman Value Management, LLC to serve as Adviser to the Dreman Quantitative Large Cap Fund, Dreman Quantitative Mid Cap Fund and Dreman Quantitative Small Cap Fund under the terms and conditions set forth in each Quantitative Fund’s agreement.

Comparison to The New Funds. In connection with the proposed Reorganization, the Board considered various materials and representations from the Adviser with respect to the continuation of advisory services following the Reorganization. The Board considered the Adviser’s representations that, after the Reorganization, New Fund’s investment advisory Agreement (a “New Fund Agreement”) will be substantially identical to its corresponding Fund’s existing agreement as set forth below:

Management Fees. The rate of advisory fees payable to the Adviser under each New Fund Agreement with respect to a New Fund will be the same as under the current agreement with respect to the corresponding Fund.

Expense Limitation. As set forth above, the Adviser also has agreed to enter into expense limitation agreements with respect to each New Fund (or class of New Fund if applicable), which will be identical to that of the identically-named Fund (or class of the Fund), except that the expense limitation for the New Funds that are identical to the Contrarian Funds will extend through October 31, 2009, rather than through February 28, 2008 only.

Duration. Each New Fund Agreement will continue in effect, unless sooner terminated, for two years from its effective date, and shall continue for additional one (1) year periods if such continuance is approved at least annually by the Dreman Trust’s Board of Trustees, including a majority of the Independent Trustees, by votes cast in person at a meeting called for such purpose, or by vote of a majority of the outstanding shares of the applicable New Fund.

Portfolio Management Team. The portfolio managers for the Funds will remain the same and will continue serving as such to the New Funds. For more detailed information about the Funds’ portfolio managers, including their principal occupation for the past 5 years, compensation information and other accounts managed, see the Funds’ Prospectus and Statement of Additional Information.

Approval of the New Advisory Agreements By Funds and Dreman Board

If the shareholders of a Fund approve the Reorganization of their Fund, then such approval will be deemed to authorize an officer of the Trust, on behalf of such Fund as the sole initial shareholder of the corresponding New Fund, to execute an instrument approving that New Fund’s investment advisory agreement with the Adviser. As set forth above, each New Funds’ investment advisory agreement will be substantially identical to the corresponding Fund’s investment advisory agreement, except that (i) each New Fund’s agreement will be with the Dreman Trust instead of the Trust, and (ii) the New Fund’s agreement will become effective as of the Effective Date of the Reorganization. On behalf of the Dreman Trust, the Dreman Trustees already have approved the form of agreement to be used following the Reorganization.

Additional Information about the Adviser

Control Persons of Adviser. The Dreman Family 1988 Trust is a principal shareholder of the Adviser. The Dreman Family 1988 Trust was established by David Dreman, the Funds’ portfolio manager, and certain family members and an attorney serve as co-trustees to the trust. As of the date of this proxy statement, the Dreman Family 1988 Trust holds approximately 45% of the interests in the Adviser, all of which are non-voting interests. In his individual capacity, David Dreman directly owns approximately 42% of the interests in the Adviser, and such interests comprise all of the voting interests. Other principal employees who are Members of the Adviser own, in the aggregate, approximately 12.75% of the interests in the Adviser, all of which interests are non-voting.

Affiliations/Arrangements with Respect to the Dreman Trust and Board. Currently, no person affiliated with the Adviser serves as an officer or trustee of the Trust. However, Boris Onefater, Chief Financial Officer of the Adviser, serves as Chairman of the Dreman Board, as well as its President and Chief Executive Officer. In addition, David Dreman is a non-voting Trustee Ex-Officio of the Dreman Trust; Clifton Hoover, Jr. and Michael D. Appleton, each an officer of the Adviser, are the Secretary and Chief Compliance Officer, respectively, of the Dreman Trust. As a result, following the Reorganization, these individuals, will serve as trustees and officers with respect to the New Funds.

As set forth in more detail above under “Certain Comparative Information about The Trust and The Dreman Trust,” the Dreman Trust’s Agreement and Declaration of Trust provides that, at all times, at least one of the trustees on the Dreman Board shall be an affiliated person of the Adviser. See under “Trustee Ex-Officio.” Furthermore, as more fully disclosed below, the Adviser initially nominated all of the current Dreman Trustees.

PROPOSAL 2 – APPROVAL AND RATIFICATION OF DREMAN TRUSTEES

Introduction

As a separate entity, the Dreman Trust has its own set of trustees and officers who will oversee its operations, which is different from your current Board of Trustees. Following the Reorganization, the Dreman Trustees will oversee the operations of the New Funds. The current Dreman Trustees have been serving as such with respect to the Dreman Board since the Dreman Trust was established. Each current Dreman Trustee was initially nominated by the Adviser or other person affiliated with the Adviser.

Federal securities laws require that at least one-half of the trustees of an investment company (such as the Dreman Trust) be elected by shareholders. Accordingly, shareholders of the Funds are being asked to approve and ratify the current Dreman Trustees. The Dreman Trustees comprise the entire Board of the Dreman Trust, and each of them holds office until each dies, resigns, retires, is removed or becomes physically or mentally incapacitated or is otherwise unable to serve. The Dreman Trust has, at least a majority of independent trustees. A Dreman Trustee is deemed independent if he or she is not an “interested person” of the Dreman Trust or the Adviser, as that term is defined in Section 2(a)(19) of the 1940 Act (an “Independent Dreman Trustee”). Such board composition is expected to satisfy current regulations adopted by the Securities Exchange Commission (“SEC”) in order for the Dreman Trust to rely on certain exemptive rules under the 1940 Act.

The following table provides information about the current Dreman Trustees:

Independent Dreman Trustees:

Name, Address and Age	Position(s) Held With the Dreman Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Dreman Trust by Dreman Trustee	Other Directorships Held by Dreman Trustee
Brian R. Bruce 5945 Glendower Lane Plano, TX 75093 (Age: 51)	Trustee – 2007 to present	Director, Finance Institute, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	6	Trustee, CM Advisers Family of Funds, a registered open-end management investment company (May 2003 to Present)
Robert B. Grossman, MD 35 Gilbert Street South Tinton Falls, NJ 07701 (Age: 60)	Trustee– 2007 to present	Orthopedic Surgeon in Private Practice.	6	None
Robert A. Miller, Ph.D. 200 Norfolk Road Orlando, FL 32803 (Age: 64)	Trustee– 2007 to present	Independent Consultant with the Registry of College and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 until June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 until July 2005; Director, Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York (2000 until 2004).	6	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present)

Interested Dreman Trustees:

Name, Address and Age	Position(s) Held With the Dreman Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Dreman Trust by Dreman Trustee	Other Directorships Held by Dreman Trustee
Boris Onefater[1] c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (Age: 40)	Chairman of the Board of Trustees; President and Chief Executive Officer[1] – 2007 to present	Chief Executive Officer, Chief Operating Officer and Chief Financial Officer, Dreman Value Management, LLC (2006 to Present); Previously, Partner and National Director of Deloitte & Touche LLP.	6	None
David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (Age: 72)	Trustee Ex-Officio[2] – 2007 to present	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).	6	None

_________________________

1           Mr. Onefater is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act. Mr. Onefater is an interested person because he is an officer of the Funds’ Adviser, Dreman Value Management, LLC.

2.         Mr. Dreman serves as a Trustee Ex-Officio of the Dreman Trust. For more detailed information about the position of Trustee Ex-Officio, see the section “Certain Comparative Information About The Trust And The Dreman Trust” below. Mr. Dreman also is an “interested person” because he is an officer of the Adviser.

Officers

The current Dreman Trust’s executive officers were appointed by the Dreman Board, and each generally will hold office until his successor is duly elected and qualified, or until he resigns. The following persons consist the Dreman Trust’s initial executive officers:

Name, Address and Age	Position(s) Held With the Dreman Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Dreman Trust by Dreman Trustee	Other Directorships Held by Dreman Trustee
John C. Swhear c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208 (Age: 46)	Vice President and AML Compliance Officer – 2007 to present

Vice President, Legal Administration and Compliance at Unified Fund Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including: Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).

			N/A	N/A
J. Michael Landis c/o Unified Fund Services, Inc. 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208 (Age: 36)	Treasurer and Chief Financial Officer – 2007 to present

Vice President, Fund Administration and Fund Accounting at Unified Fund Services, Inc. (October 2006 to Present); Treasurer, Unified Series Trust, a registered open end management investment company (March 2007 to Present); Previously, Director of Fund Accounting and Fund Administration at PFPC Inc. (July 2006 to October 2006); Manager, Fund Accounting, at Unified Fund Services, Inc. (November 2004 to July 2006); and Manager for Fund Accounting at Mellon Financial Corporation (November 1998 to November 2004).

			N/A	N/A
Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (Age: 50)	Secretary – 2007 to present

Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006

		N/A	N/A
Michael D. Appleton c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 51)	Chief Compliance Officer – 2007 to present

Chief Compliance Officer, Dreman Value Management, LLC; (October 2007 to Present); Prior thereto, Chief Compliance Officer, Reich & Tang Asset Management, LLC & Reich & Tang Distributors, Inc. (April 2000 to September 2007).

		N/A	N/A

Board Meetings; Committees

The New Funds

Attendance. The Dreman Trust is not required to hold annual meetings of shareholders and, as such, does not have a formal policy regarding attendance at annual shareholder meetings.

Audit Committee. The Dreman Trust has a standing Audit Committee composed of Independent Dreman Trustees. The Audit Committee meets each quarter immediately before the regular meeting of the Dreman Board. The functions of the Audit Committee are to meet with the Dreman Trust’s independent registered public accounting firm to review the scope and findings of the annual audit, discuss the Dreman Trust’s accounting policies, discuss any recommendations of the independent registered public accounting firm with respect to the Dreman Trust’s management practices, review the impact of changes in accounting standards on the Dreman Trust’s financial statements, recommend to the Dreman Board the selection of the independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Dreman Board. The Dreman Trust’s Audit Committee also meets each quarter with the Dreman Trust’s Chief Compliance Officer and Chief Financial Officer.

Nominating Committee. The Dreman Trust also has a standing Nominating Committee of the Board composed of Dreman Independent Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as trustees of the Dreman Trust. The nomination of new or additional Dreman Independent Trustees is placed within the discretion of the then-existing Independent Dreman Trustees. The Dreman Board has adopted a Nominating Committee Charter which will be provided to shareholders of the New Funds upon request.

The Dreman Trust’s Nominating Committee considers nominations received from shareholders, and may accept such shareholder nominees as it deems appropriate. Following the Reorganization, shareholders wishing to submit a nomination will be able to do so by notifying the Secretary of the Dreman Trust, in writing, who will relay all such nominations to the Dreman Board. Each shareholder nomination will be required to include all such information relating to the nominee as would be required to be disclosed in solicitations of proxies for the election of trustees, generally. Such recommendation also must be accompanied by a written consent of the nominated individual to stand for election if approved by the Dreman Board, and to serve if elected by the shareholders of the Dreman Trust.

Comparison to the Funds

Attendance. The Trust also is not required to hold annual meetings of shareholders and, as such, does not have any formal policy about attendance at shareholder meetings. During the Funds’ last fiscal year ended October 31, 2007, the Trust did not hold any annual meeting of shareholders at which Trustees were elected. The Board of Trustees of the Trust, acting as a whole, held eleven meetings during the Funds’ last fiscal year ended October 31, 2007, and each incumbent Trustee attended at least 75% of the total meetings held by the Board of Trustees.

Committees. The Board of Trustees of the Trust currently has a standing Audit Committee, composed entirely of Independent Trustees, which is responsible for similar functions as is proposed for the Dreman Trust. The Trust’s Audit Committee met four times during the Funds’ last fiscal year ended October 31, 2007. In addition, the Trust also has a standing Pricing Committee that is responsible for reviewing and approving the fair valuation determinations on behalf of the Funds, if any. The Pricing Committee is composed entirely of Independent Trustees, except that any one Independent Trustee constitutes a quorum for purposes of reviewing and approving a fair value. During the Funds’ last fiscal year ended October 31, 2007, the Trust’s Pricing Committee held 4 meetings.

Shareholder Nominations. The Trust currently does not have a separately-designated nominating committee and, as a result, the entire Board of Trustees of the Trust acts as a nominating committee to the extent there are any vacancies on the Board of Trustees. Furthermore, because the Trust does not hold annual shareholder meetings, it has not adopted a formal process for shareholders to submit nominees for election as Trustees.

Compensation

The New Funds. The Dreman Trustees are currently compensated as follows: for services on the Board of Trustees of the Dreman Trust, each Dreman Trustee who is not an officer or employee of the Adviser or any other service provider receives an annual fee of $5,000 plus $1,250 for each Board meeting attended in person or by telephone, and $1,250 payable to each Committee member for each Committee meeting attended which is not held in conjunction with a meeting of the Dreman Board, and reimbursement for reasonable out-of-pocket expenses incurred in attending meetings. It is currently anticipated that each New Fund will pay approximately $1,667 in respect of such fees (not including the reimbursement of expenses incurred in connection with meeting attendance). For the New Funds’ initial fiscal year, the estimated total compensation to be paid to the Dreman Trustees is as follows:

(1) Name of Person, Position	(2) Aggregate Compensation From Dreman Trust	(3) Pension or Retirement Benefits Accrued as Part of the Dreman Trust’s Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Dreman Trust Paid to Trustee
Independent Dreman Trustees:
Brian R. Bruce	$10,000	$0	$0	$10,000
Robert B. Grossman, MD	$10,000	$0	$0	$10,000
Robert A. Miller, Ph.D.	$10,000	$0	$0	$10,000
Interested Dreman Trustees:
Boris Onefater	$0	$0	$0	$0
David N. Dreman	$0	$0	$0	$0

The current officers of the Dreman Trust do not receive any compensation from the Dreman Trust, but are generally be compensated by the service provider with whom the officer is affiliated.

Comparison to The Funds. Trustees’ and officers’ expenses fees are Trust-wide expenses, and each series of the Trust (including the Funds) pays its pro rata share of of the Trust-wide expenses. Trustees currently receive an annual fee of $35,000, plus $10,000 for the independent Chairman of the Board and $10,000 for the independent Chairman of the Audit Committee. The Trustees also are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Trust does not offer any pension or retirement benefits to the Trustees. During the last fiscal year ending October 31, 2007, each Fund paid $4,796 in Trustees’ expenses.

In addition, the Trust pays an annual salary of $150,000 to its Chief Compliance Officer, plus up to $20,000 for compliance-related expenses. During the last fiscal year ending October 31, 2007, each Fund paid an estimated $4,724 in officers’ expenses. In contrast, the officers of the Dreman Trust are not expected to receive any compensation from the Dreman Trust and New Funds.

Security Ownership By Management

As of the record date, the Trustees and officers of the Trust beneficially owned no shares of the Funds.

In contrast, the current Dreman Trustees beneficially owned the following shares of the Funds as of such record date:

Name of Dreman Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Dreman Trustee in the Dreman Trust
Independent Dreman Trustees:
Brian R. Bruce	None	None
Robert B. Grossman, MD	None	None
Robert A. Miller, Ph.D.	None	None
Interested Dreman Trustees :
Boris Onefater	None	None
David N. Dreman	Over $100,000 in each Fund	Over $100,000

PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Trust’s Audit Committee is responsible for the selection of the Funds’ independent registered public accounting firm, including evaluating such firm’s independence, and meeting with the firm’s representatives to consider and review matters relating to the Funds’ financial reports and internal accounting. The Funds’ Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the independent registered public accounting firm to provide audit services to the Funds as well as non-audit services to the Funds.

The Audit Committee and the full Board selected the firm of Cohen Fund Audit Services, Ltd. as the independent registered public accounting firm of the Funds, including for the fiscal year ending October 31, 2008. In such capacity, Cohen performs an annual audit of each Fund’s financial statements and provide other services related to filings with respect to securities regulations.

You are being asked to ratify the Board’s selection of Cohen, which will also serve as authorization for an officer of the Trust to approve Cohen, on behalf of each Fund as sole initial shareholder of the corresponding New Fund, to approve Cohen to continue serving as such to the New Funds after the Reorganization. Representatives of Cohen are not expected to be present at the meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence or a response to an appropriate question.

Audit Fees. For the fiscal years ended October 31, 2006 and October 31, 2007, the aggregate fees paid by the Funds to Cohen for professional services rendered by Cohen with respect to auditing of the Funds’ financial statements or for services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements were as follows:

Fiscal Year Ending	Amount of Audit Fees Paid
October 31, 2006	$34,011
October 31, 2007	$60,000

* The Quantitative Funds commenced operations on April 3, 2007.

Audit-Related Fees. During the fiscal years ended October 31, 2006 and October 31, 2007, Cohen did not render any assurance and related services that were reasonably related to the performance of the audit or review of the Funds’ financial statements, and not reported under “Audit Fees” above.

Tax Fees. For the fiscal years ended October 31, 2007 and October 31, 2006 The aggregate fees paid to Cohen for professional services rendered by Cohen for tax compliance, tax advice and tax planning were as follows:

Fiscal Year Ending	Amount of Audit Fees Paid
October 31, 2006	$3,000
October 31, 2007	$6,000

* The Quantitative Funds commenced operations on April 3, 2007.

Aggregate Non-Audit or Other Fees. Cohen did not render any non-audit services or provide other products or services to the Funds, the Adviser or to any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds during the fiscal years ended October 31, 2007 and October 31, 2006.

ADDITIONAL INFORMATION

Interests Of Certain Persons In Matters To Be Acted Upon

Each current Dreman Trustee and officer for the Dreman Trust who also is an officer or employee of the Adviser may have an indirect interest in the approval of each Proposal because the Adviser itself has an interest in shareholders of the Funds approving Proposal 1 and 2 in this proxy statement in order for the Reorganization to proceed smoothly. As set forth below, Mr. David Dreman, portfolio manager to the Funds, owns a majority of the outstanding shares of each of the Dreman Contrarian Large Cap Value Fund, Dreman Quantitative Small Cap Fund, Dreman Quantitative Mid Cap Fund, and Dreman Quantitative Large Cap Fund. Mr. Dreman is also the Founder, Chairman and Chief Investment Officer of the Adviser, and directly or indirectly controls more than 75% of the Adviser. In addition, Mr. Dreman and Profit Sharing Plan of Contrarian Services Corp., an affiliate of the Adviser, together own approximately 48% of the Dreman Contrarian Mid Cap Fund. As such, the Adviser may be deemed to control each of those Funds and have the ability to control the outcome of the voting for the proposals in this proxy statement with respect to such Funds. The Adviser and its affiliates, including Mr. Dreman intend to vote their shares in favor of each proposal set forth in this proxy statement, consistent with the Board’s recommendations.

Security Ownership Of Certain Beneficial Owners

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the record date, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Contrarian Funds:

Dreman Contrarian Small Cap Value Fund – Retail Class
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104	38.03%	Record
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	34.37%	Record
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	11.73%	Record

Dreman Contrarian Small Cap Value Fund – Institutional Class
Name and Address	% Ownership	Type of Ownership
Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55416	100.00%	Record

Dreman Contrarian Mid Cap Value Fund
Name and Address	% Ownership	Type of Ownership
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	34.01%	Record
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	33.03%	Beneficial
Profit Sharing Plan of Contrarian Services Corp. Harborside Financial Center Plaza 10 Jersey City, NJ 07311	13.81%	Record

Dreman Contrarian Large Cap Value Fund
Name and Address	% Ownership	Type of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	72.85%	Beneficial
National Financial Services 1 World Financial Center 200 Liberty Street New York, NY 10281	12.60%	Record

Quantitative Funds:

Dreman Quantitative Small Cap Value Fund
Name and Address	% Ownership	Type of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	80.00%	Beneficial
Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	20.00%	Beneficial

Dreman Quantitative Mid Cap Value Fund
Name and Address	% Ownership	Type of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	80.00%	Beneficial
Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	20.00%	Beneficial

Dreman Quantitative Large Cap Value Fund
Name and Address	% Ownership	Type of Ownership
David N. Dreman 0698 Eppley Drive Aspen, CO 81611	86.20%	Beneficial
Dreman Value Management, LLC Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311	13.80%	Beneficial

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

The Trust does not hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of the Dreman Funds at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

DREMAN CONTRARIAN LARGE CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

January 11, 2008

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Contrarian Large Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on January 11, 2008, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL 1 - REORGANIZATION:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization and Approval of the Investment Advisory Agreement.

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2 – APPROVAL OF CURRENT DREMAN TRUSTEES:

01 – Bruce R. Bruce	03 – Robert A. Miller	05 – David N. Dreman (Trustee Ex.-Official)
02 – Robert B. Grossman	04 –Boris Onefater

FOR all Dreman Trustees ☐

AGAINST all Dreman Trustees ☐	ABSTAIN ☐

(INSTRUCTION: To withhold authority to vote for any individual Dreman Trustee, place an X in the box marked “FOR all Dreman Trustees” and write the number(s) of the Dreman Trustee(s) in the box provided to the right.)

PROPOSAL 3 - RATIFICATION OF ACCOUNTANTS:

To ratify the appointment of the selection of Cohen Fund Audit Services, Ltd. as the Funds’ independent registered public accounting firm, and to approve its continued engagement following the reorganization.

FOR ☐	AGAINST ☐	ABSTAIN [

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 20__

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

______________________

Signature

______________________

Title (If applicable)

______________________

Signature (if held jointly)

______________________

Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

DREMAN CONTRARIAN MID CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

January 11, 2008

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Contrarian Mid Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on January 11, 2008, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL 1 - REORGANIZATION:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2 – APPROVAL OF CURRENT DREMAN TRUSTEES:

01 – Bruce R. Bruce	03 – Robert A. Miller	05 – David N. Dreman (Trustee Ex.-Official)
02 – Robert B. Grossman	04 –Boris Onefater

FOR all Dreman Trustees ☐

AGAINST all Dreman Trustees ☐	ABSTAIN ☐

(INSTRUCTION: To withhold authority to vote for any individual Dreman Trustee, place an X in the box marked “FOR all Dreman Trustees” and write the number(s) of the Dreman Trustee(s) in the box provided to the right.)

PROPOSAL 3 - RATIFICATION OF ACCOUNTANTS:

To ratify the appointment of the selection of Cohen Fund Audit Services, Ltd. as the Funds’ independent registered public accounting firm, and to approve its continued engagement following the reorganization.

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 20__

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

---------------------------------

Signature

---------------------------------

Title (If applicable)

---------------------------------

Signature (if held jointly)

---------------------------------

Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

DREMAN CONTRARIAN SMALL CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

January 11, 2008

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Contrarian Small Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on January 11, 2008, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL 1 - REORGANIZATION:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2 – APPROVAL OF CURRENT DREMAN TRUSTEES:

01 – Bruce R. Bruce	03 – Robert A. Miller	05 – David N. Dreman (Trustee Ex.-Official)
02 – Robert B. Grossman	04 –Boris Onefater

FOR all Dreman Trustees ☐

AGAINST all Dreman Trustees ☐	ABSTAIN ☐

(INSTRUCTION: To withhold authority to vote for any individual Dreman Trustee, place an X in the box marked “FOR all Dreman Trustees” and write the number(s) of the Dreman Trustee(s) in the box provided to the right.)

PROPOSAL 3 - RATIFICATION OF ACCOUNTANTS:

To ratify the appointment of the selection of Cohen Fund Audit Services, Ltd. as the Funds’ independent registered public accounting firm, and to approve its continued engagement following the reorganization.

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 20__

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

---------------------------------

Signature

---------------------------------

Title (If applicable)

---------------------------------

Signature (if held jointly)

---------------------------------

Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

DREMAN QUANTITATIVE LARGE CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

January 11, 2008

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Quantitative Large Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on January 11, 2008, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL 1 - REORGANIZATION:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2 – APPROVAL OF CURRENT DREMAN TRUSTEES:

01 – Bruce R. Bruce	03 – Robert A. Miller	05 – David N. Dreman (Trustee Ex.-Official)
02 – Robert B. Grossman	04 –Boris Onefater

FOR all Dreman Trustees ☐

AGAINST all Dreman Trustees ☐	ABSTAIN ☐

(INSTRUCTION: To withhold authority to vote for any individual Dreman Trustee, place an X in the box marked “FOR all Dreman Trustees” and write the number(s) of the Dreman Trustee(s) in the box provided to the right.)

PROPOSAL 3 - RATIFICATION OF ACCOUNTANTS:

To ratify the appointment of the selection of Cohen Fund Audit Services, Ltd. as the Funds’ independent registered public accounting firm, and to approve its continued engagement following the reorganization.

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 20__

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

---------------------------------

Signature

---------------------------------

Title (If applicable)

---------------------------------

Signature (if held jointly)

---------------------------------

Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

DREMAN QUANTITATIVE MID CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

January 11, 2008

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Quantitative Mid Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on January 11, 2008, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL 1 - REORGANIZATION:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2 – APPROVAL OF CURRENT DREMAN TRUSTEES:

01 – Bruce R. Bruce	03 – Robert A. Miller	05 – David N. Dreman (Trustee Ex.-Official)
02 – Robert B. Grossman	04 –Boris Onefater

FOR all Dreman Trustees ☐

AGAINST all Dreman Trustees ☐	ABSTAIN ☐

(INSTRUCTION: To withhold authority to vote for any individual Dreman Trustee, place an X in the box marked “FOR all Dreman Trustees” and write the number(s) of the Dreman Trustee(s) in the box provided to the right.)

PROPOSAL 3 - RATIFICATION OF ACCOUNTANTS:

To ratify the appointment of the selection of Cohen Fund Audit Services, Ltd. as the Funds’ independent registered public accounting firm, and to approve its continued engagement following the reorganization.

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 20__

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

---------------------------------

Signature

---------------------------------

Title (If applicable)

---------------------------------

Signature (if held jointly)

---------------------------------

Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE

DREMAN QUANTITATIVE SMALL CAP VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

January 11, 2008

PROXY

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dreman Quantitative Small Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on January 11, 2008, at the offices of the Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy is solicited by the Board of Trustees of the Trust, on behalf of the Fund. The Board of Trustees recommends that you vote “FOR” the following proposals:

VOTE ON PROPOSALS:

PROPOSAL 1 - REORGANIZATION:

To approve a proposed Agreement and Plan of Reorganization and the transactions contemplated thereby, which include:

Approval of the Agreement and Plan of Reorganization

FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2 – APPROVAL OF CURRENT DREMAN TRUSTEES:

01 – Bruce R. Bruce	03 – Robert A. Miller	05 – David N. Dreman (Trustee Ex.-Official)
02 – Robert B. Grossman	04 –Boris Onefater

FOR all Dreman Trustees ☐

AGAINST all Dreman Trustees ☐	ABSTAIN ☐

(INSTRUCTION: To withhold authority to vote for any individual Dreman Trustee, place an X in the box marked “FOR all Dreman Trustees” and write the number(s) of the Dreman Trustee(s) in the box provided to the right.)

PROPOSAL 3 - RATIFICATION OF ACCOUNTANTS:

To ratify the appointment of the selection of Cohen Fund Audit Services, Ltd. as the Funds’ independent registered public accounting firm, and to approve its continued engagement following the reorganization.

FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Date:__________________, 20__

Please date and sign exactly as the name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

---------------------------------

Signature

---------------------------------

Title (If applicable)

---------------------------------

Signature (if held jointly)

---------------------------------

Title (if applicable)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE